UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2020

EQUINIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive

Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

(650) 598-6000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Offering of Common Stock

On May 14, 2020, Equinix, Inc. (“Equinix”) issued and sold 2,587,500 shares (the “Shares”) of Equinix’s common stock, par value $0.001 per share, pursuant to an underwriting agreement dated May 11, 2020 (the “Underwriting Agreement”) between Equinix and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named in Schedule II thereto (the “Underwriters”). The Shares include the full exercise of the Underwriters’ option to purchase an additional 337,500 shares pursuant to the Underwriting Agreement. The Shares were sold in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-221380) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission. Equinix received estimated net proceeds from the offering of approximately $1,684.1 million, after deducting underwriting discounts and commissions and before estimated offering expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Shares is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

A copy of the opinion of Sullivan & Worcester LLP as to certain tax matters relating to the Shares is filed as Exhibit 8.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 11, 2020, between Equinix, Inc. and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule II thereto

5.1	Opinion of Davis Polk & Wardwell LLP

8.1	Opinion of Sullivan & Worcester LLP as to certain tax matters

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Worcester LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: May 14, 2020